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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC3)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                           333-106982            06-1204982
--------------------------------      ----------       -----------------------
 (State or Other Jurisdiction of     (Commission       (I.R.S. Employer
 Incorporation)                      File Number)      Identification Number)

       1285 Avenue of the Americas
           New York, New York                             10019
           ------------------                             -----
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2004-WMC3, Mortgage Pass-Through Certificates, Series 2004-WMC3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among the Registrant as depositor, HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2004-WMC3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 9.01.        Financial Statements and Exhibits

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits



                      Item 601
                      Of Regulation SK
Exhibit No.           Exhibit No.           Description
-----------           -----------           -----------
1                     99                    Computational Materials (as defined
                                            in Item 5) that have been provided
                                            by UBS Securities LLC to certain
                                            prospective purchasers of MASTR
                                            Asset Backed Securities Trust
                                            2004-WMC3, Mortgage Pass-Through
                                            Certificates, Series 2004-WMC3.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2004


                                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


                                By: /s/ Glenn McIntyre
                                   -----------------------------------
                                Name:   Glenn McIntyre
                                Title:  Director


                                By: /s/  Jeffrey Lown
                                   -----------------------------------
                                Name:    Jeffrey Lown
                                Title:   Executive Director


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                                Index to Exhibits

     Exhibit No.     Description                                 Sequentially
     -----------     -----------                                 Numbered Page
                                                                 ------------
        99.1         Computational Materials (as defined           P
                     in Item 5) that have been provided
                     by UBS Securities LLC to certain
                     prospective purchasers of MASTR
                     Asset Backed Securities Trust
                     2004-WMC3, Mortgage Pass-Through
                     Certificates, Series 2004-WMC3.



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                                  EXHIBIT 99.1

                                 FILED BY PAPER